                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)    January 22, 2001




                             WASHINGTON MUTUAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Washington                      1-14667                  91-1653725
----------------------------       ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                                1201 Third Avenue
                            Seattle, Washington 98101
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (206) 461-2000

Item 9.  Regulation FD Disclosure.

The material set forth below was presented at a corporate conference on January 22, 2001.

[TO THE VERY TOP - LOGO]

                                   Craig Davis

                                   President
                     Home Loans & Insurance Services Group

                                     Welcome
                                the Power of Yes

WHERE WE'VE BEEN & WHERE WE'RE GOING. THE HLC OF
THE FUTURE. CUSTOMER RELATIONSHIP MANAGEMENT.
FULFILLMENT CENTER UPDATE. RICK BARERRA - GUEST
SPEAKER

                                                                          Agenda

                                 Thank you team!

                                                                A Watershed Year
                                                           for Washington Mutual

                                                                 We never forget
                                                 the people behind our successes

This presentation contains materials that are best effort calculations, intended to give employees a baseline of what their performance would have been if they had been in their new business segment, which was created as of January 1, 2001. These management changes, as well as the changes in the company's segment reporting methodologies are expected to be reflected in the Form 10-Q for the quarter ended March 31, 2001.

This presentation also contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. When used in this presentation, the words, "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. Actual results may differ material from the results discussed in these forward-looking statement for the reasons, among others discussed under the heading "Business-Risk Factors" in the company's 1999 Annual Report on Form 10-K.

                                                      Forward-Looking Statements

WE EXCEEDED OUR PLAN BY 6%
                              - OUR BEST YEAR EVER

                                                                     Loan Volume

                       2000       2000         % OF
                       ACTUAL     GOAL         GOAL
                       ----------------------------
RETAIL*                $15.6     $16.5         95%
WHOLESALE               23.7      20.0        119%
CORRESPONDENT            2.0       1.5        133%
CONSUMER DIRECT          0.3       N/A        N/A
LONG BEACH               3.9       4.7         83%
SPECIALTY MORTGAGE       4.0       4.1         98%

TOTAL                   49.6      46.8        106%


                                                          Loan Volume by Channel
                                                           Dollars in Billions


*Excludes Consumer Bank originators.

                       2000       2000         % OF
                       ACTUAL     GOAL         GOAL
                       ----------------------------
LOAN VOLUME             $11.1     $10.2        109%

                                                           Low to Mod Commitment
                                                            Dollars in Billions

                                  $200 BILLION

                                                             Servicing Portfolio

                                         2000      2000       % OF
                                        ACTUAL     GOAL       GOAL
                                        ----------------------------
LOAN SERVICING & RELATED INCOME*        $263       $275        96%
WASH. MUTUAL INSURANCE SVS.               17         17       100%


                                                                 Fee Income
                                                             Dollars in Millions


*Includes Long Beach Mortgage

                                         2000      2000       % OF
                                        ACTUAL     GOAL       GOAL
                                        ----------------------------
GAIN ON SALE OF LOANS                    $262      $245       107%

                                                           Gain on Sale of Loans
                                                            Dollars in Millions

                               2000        2000        % OF
                              ACTUAL       GOAL        GOAL
                              -------     -------     -------
OPERATING EXPENSES(1)(MM)     $ 435.0     $ 435.0         100%
COST/LOAN (BPS)(2)               55.4        58.3         105%
COST/LOAN SERVICED(2)         $ 51.60     $ 50.00          97%

                                                         Operating Efficiency(3)

(1) Excludes Specialty Mortgage Finance.

(2) Excludes Long Beach Mortgage and Specialty Mortgage Finance.

(3) Excludes allocated corporate overhead.

                     2000         2000         % OF
                    ACTUAL        GOAL         GOAL
                   --------     --------     --------
RETAIL(*)              14.2         16.0           89%
WHOLESALE              33.0         33.0          100%
APPRAISAL          $  7,660     $  6,500          118%
UNDERWRITING            4.9          6.5           75%
CLOSING                57.2         53.0          108%
LOAN SERVICING        1,377        1,350          102%


                                                                    Productivity

(*) Excludes Consumer Bank originations.

[GRAPH]


                                                     SFR - Non Performing Assets
                                                         Dollars in Millions

                            RETURN ON EQUITY(*) 20%

                                                                 Profitability
                                                             % of Average Assets

(*) Assumes 5% capital and 112 Bps of spread income and average assets of $123 billion.

                                      2000
                                        WHAT A YEAR!

GENEVIEVE SMITH
ERIC SPENCE
ELLIE CORNFELD
STACEY ARENS
MARITO DOMINGO
BETH WOOD
CARL FORMATO
DAVE IMIG

                                                                  Direct Reports

                                                                     Summit Club

                                                                President's Club

                                                               Chairman's Circle

1 LOAN VOLUME                 $74.6 B
2 FEE INCOME(*)                $1.1 B
3 OPERATING EFFICIENCY            73%
4 NON PERFORMING ASSETS          < 1%
5 RETURN ON EQUITY              > 20%

                                                                   2001 Big Five

(*) Includes Loan Servicing, Loan-Related, Gain on Sale of Loans, and Insurance
    Services income.

                              2001        2000        % CHANGE
                              GOAL       ACTUAL
                             --------------------------------
RETAIL                       $19.0        $17.8            7%
CONSUMER DIRECT                2.7          1.5           80%
WHOLESALE PRIME               25.3         27.1           (7%)
WHOLESALE SUBPRIME             4.2          3.9            8%
CORRESPONDENT PRIME           18.9         16.2           17%
CORRESPONDENT SUBPRIME         4.5          4.0           13%

TOTAL                         74.6         70.5            6%


                                                       Loan Volume by Channel(*)
                                                          Dollars in Billions

(*) Pro-forma; includes Bank United, PNC Mortgage, Long Beach Mortgage and
    Specialty Mortgage Finance loans.

                                                     Top 10 SFR Mortgage Lenders
                                                         Dollars in Billions


                    VOLUME       SHARE
                    ------------------
WELLS FARGO          $59.3       7.8%
WAMU                  55.1       7.2%
CHASE                 53.9       7.1%
COUNTRYWIDE           43.2       5.7%
B OF A                40.5       5.3%
ABN AMRO              16.4       2.2%
CENDANT               16.3       2.1%
NATIONAL CITY         15.5       2.0%
FLEET                 15.3       2.0%
GOLDEN WEST           14.9       2.0%


                                                       Pro-forma Market Share(*)
                                                                Volume


(*) Source: Inside Mortgage Finance as of YTD 9-30-00. Adjusted per WaMu estimates of Specialty Mortgage Finance loans, Long Beach Mortgage, Bank United and PNC Mortgage. Wells Fargo includes pro-forma combination with GE Capital Mortgage and CrossLand Mortgage Corp.

                                                       Top 10 Mortgage Servicers
                                                           Dollars in Billions


                       BALANCE       SHARE
                       -------------------
WELLS FARGO              $431        8.4%
CHASE                     354        6.9%
B OF A                    334        6.6%
WAMU                      301        5.9%
COUNTRYWIDE               274        5.4%
HOMESIDE                  173        3.4%
GMAC                      160        3.1%
FLEET                     133        2.6%
FIRST NATIONWIDE          111        2.2%
ABN AMRO                  104        2.0%


                                                    Pro-forma Servicing Share(*)

(*) Source: Inside Mortgage Finance as of YTD 9-30-00. Adjusted per WaMu estimates of Long Beach Mortgage, Bank United, and PNC Mortgage.

                                      2001         2000       % CHANGE
                                      GOAL       ACTUAL
                                      --------------------------------
LOAN SERVICING & RELATED INCOME       $707         $599           18%
WASH. MUTUAL INSURANCE SVS.             20           17           18%
OTHER                                   24            9          167%

                                                                 Fee Income(*)
                                                             Dollars in Millions


(*) Pro-forma; includes Bank United, PNC Mortgage, Long Beach Mortgage, and
    Specialty Mortgage Finance loans.

                            2001       2000         % CHANGE
                            GOAL       ACTUAL
                            --------------------------------
GAIN ON SALE OF LOANS       $306       $280              9%


                                                        Gain on Sale of Loans(*)
                                                          Dollars in Millions

(*) Pro-forma; includes Bank United, PNC Mortgage, Long Beach Mortgage, and
    Specialty Mortgage Finance loans.

1  SPREAD INCOME
2  FEE INCOME(*)
3  GAIN ON SALE OF LOANS

                                                                3 point strategy

(*) Includes Loan Servicing, Loan-Related, Gain on Sale of Loans, and Insurance
    Services income.

                                2001         2000          % CHANGE
                                GOAL       ACTUAL(2)
                              -------------------------------------
OPERATING EXPENSES (MM)       $772.0       $743.0              (4%)
COST/LOAN (BPS)(1)              63.2         65.3               3%
COST/LOAN SERVICED(1)           52.8         54.7               4%

                                                            Operating Efficiency

(1) Does not include Bank United, PNC Mortgage, Long Beach Mortgage, or Specialty Mortgage Finance numbers.

(2) Pro-forma; includes Bank United, PNC Mortgage, Long Beach Mortgage, and Specialty Mortgage Finance loans; excludes allocated corporate overhead.

                       2001         2000       % CHANGE
                       GOAL       ACTUAL
                     ----------------------------------
RETAIL                 16.0         14.2           13%
WHOLESALE              33.0         33.0            0
UNDERWRITING            5.5          4.9           12%
APPRAISAL            $7,700       $7,660            1%
CLOSING                58.0         57.2            1%
LOAN SERVICING        1,400        1,377            2%


                                                                    Productivity

                            2001        2000        % CHANGE
                            GOAL       ACTUAL
                           ----------------------------------
ROE AT ORIGINATION(*)       20%        19.8%             1%


                                                                   Profitability

(*) Assumes 5% capital and 112 Bps of spread income and average assets of $123 billion.

THE WINDOW OF OPPORTUNITY
                  IS OPEN RIGHT NOW

                                                             Our Mission & Goals

WE STRONGLY SUPPORT AFFORDABLE
                  HOUSING PROGRAMS

                                                                  Our Commitment

LOCAL INITIATIVES SUPPORT CORPORATION       $810,000
NEIGHBORHOOD HOUSING SERVICES               $484,500
ENTERPRISE FOUNDATION                       $358,000
HABITAT FOR HUMANITY                        $153,000

                                                        Largest Grant Recipients
                                                            Nationwide - 2000

                           HOURS       VOLUNTEERS       PROJECTS
                         -----------------------------------------
HABITAT FOR HUMANITY       2,340           479              47
CHRISTMAS IN APRIL         1,100           150               9

                                                 Largest Recipient Organizations
                                                            Volunteers

                                   [GRAPHIC]

We need to become #1

                            1999       2000
                            ----       ----
LOAN VOLUME                $ 75       $243
SERVICING PORTFOLIO        $310       $970
FEE INCOME*                $0.5       $1.0
GAIN ON SALE OF LOANS      $0.2       $1.1
OPERATING EFFICIENCY         48%        39%
RETURN ON EQUITY             20%        22%


           5 Year Goals
        Dollars in Billions

* Includes Loan Servicing, Loan-Related, and Insurance Services income.

#1 NATIONAL MORTGAGE LENDER

SERVICING SHARE
ORIGINATION SHARE
PROFITABILITY
BRAND RECOGNITION


        Goals
          2001

PRIME ORIGINATION                   $1.48 TRILLION
SUBPRIME ORIGINATION                $140 BILLION
SERVICING                           $6.43 TRILLION
ORIG. MARKET BY TOP 5 LENDERS       50%

     Market Forecast*
               2005

* Source: WaMu internal data.

LOAN VOLUME                 $243
SERVICING                   $970
FEE INCOME*                 21%
GAIN ON SALE OF LOANS       22%
OPERATING EFFICIENCY        39%
NON PERFORMING ASSETS       <1%
RETURN ON EQUITY            >20%



                    5 Year Goals
                Dollars in Billions

* Includes Loan Servicing, Loan-Related, and Insurance Services income.

DIVERSIFY & BRING CONSISTENCY TO REVENUE BASE
DRIVE DOWN COSTS
RETAIN & CROSS-SELL EXISTING CUSTOMERS



5 Year Goals

3 POINT STRATEGY

1 SPREAD INCOME
2 FEE INCOME*
3 GAIN ON SALE OF LOANS

5 Year Goals

* Includes Loan Servicing, Loan-Related, and Insurance Services income.

DISTRIBUTION STRATEGY

ALLOW CUSTOMERS TO DO BUSINESS
  WITH US THE WAY THEY WANT



5 Year Goals

CUSTOMER RELATIONSHIP
        MANAGEMENT STRATEGY

MAXIMIZE THE CUSTOMER RELATIONSHIP THROUGH
RETENTION, CROSS-SELL AND CUSTOMER CONTACT



5 Year Goals

BUY & BUILD STRATEGY


ADD SCALE AND DISTRIBUTION BY GROWING
EXISTING CHANNELS AND BUYING WHEN
IT MAKES SENSE



5 Year Goals

TECHNOLOGY IS DRIVING DOWN COSTS

OPTIS = BETTER-FASTER-CHEAPER



5 Year Goals

Going beyond the ordinary to
    Accomplish the extraordinary

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                            WASHINGTON MUTUAL, INC.



                                            By: /s/ Fay L. Chapman
                                                --------------------------------
                                                Fay L. Chapman
                                                Executive Vice President and
                                                General Counsel



Date: January 22, 2001